                                                                       EXHIBIT 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(f)(1)

        The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: December 7, 2000
MALTA PARTNERS, L.P.                               MALTA HEDGE FUND, L.P.
By:     SOAM Holdings, LLC,                        By:    SOAM Holdings, LLC,
        the sole general partner                           the sole general partner

By:   /s/ Terry Maltese                            By:   /s/ Terry Maltese
   ------------------------------------              ---------------------------
          Terry Maltese                                      Terry Maltese
          President                                          President

MALTA PARTNERS II, L.P.                            MALTA HEDGE FUND II, L.P.
By:     SOAM Holdings, LLC,                        By:    SOAM Holdings, LLC,
        the sole general partner                          the sole general partner

By:  /s/Terry Maltese                              By:  /s/ Terry Maltese
   -----------------------------------               ---------------------------
        Terry Maltese                                       Terry Maltese
        President                                           President

MALTA OFFSHORE, LTD.                               SANDLER O'NEILL ASSET
By:     Sandler O'Neill Asset                      MANAGEMENT LLC
        Management LLC

By:   /s/ Terry Maltese                            By:   /s/ Terry Maltese
   ----------------------------------                ---------------------------
               Terry Maltese                                       Terry Maltese
        President                                           President

SOAM HOLDINGS, LLC                                 TERRY MALTESE

By:   /s/ Terry Maltese                            /s/ Terry Maltese
   ----------------------------------              -----------------------------
        Terry Maltese                                      Terry Maltese
        President

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